UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2022

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 278, Commack, New York	11725
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Unaudited Consolidated Statement of Assets and Liabilities

On November 4, 2022, Altaba Inc., a Delaware corporation, published its unaudited consolidated statement of assets and liabilities for the quarter ended September 30, 2022. The unaudited consolidated statement of assets and liabilities is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Tax Updates

In September 2022, at the Fund’s request, the IRS Exam team transferred jurisdiction over the Fund’s 2017, 2018 and 2019 tax years to the IRS Independent Office of Appeals (“IRS Appeals”). In conjunction with the appeals process, the Fund extended the statute of limitations on assessment for the 2018 and 2019 tax years to November 2023. For 2017, the statute of limitations on assessment expired on October 15, 2021, and the Fund is currently contesting the IRS’s proposed denial of the Fund’s timely-filed claim for refund of taxes the Fund previously paid.

If the Fund is unable to resolve these proposed adjustments with IRS Appeals on an acceptable basis, the Fund plans to pursue judicial remedies, which may include filing a petition for redetermination with the United States Tax Court or similar actions in other courts as appropriate.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1 Altaba Inc. unaudited consolidated statement of assets and liabilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

Date: November 4, 2022	By:	/s/ Alexi A. Wellman
	Name:	Alexi A. Wellman
	Title:	Chief Executive, Financial and Accounting Officer